                                                                   EXHIBIT 10.13

                            STOCKHOLDERS' AGREEMENT

          This Stockholders' Agreement (this "Agreement"), dated as of September 30, 1998, is made and entered into by and among the parties listed on the signature pages attached hereto (the "Stockholders") and City Truck Holdings, Inc., a Delaware corporation (the "Company").

                                    RECITALS
                                    --------

          WHEREAS, the Stockholders, owning 100% of the outstanding shares of Common Stock of the Company, par value $.01 per share ("Company Common Stock"), and 100% of the outstanding shares of Series A Preferred Stock of the Company, par value $.01 per share ("Company Preferred Stock" and, together with the Company Common Stock, the "Company Stock"), desire to enter into this Agreement for the purpose of regulating certain aspects of their relationship on and after the date hereof;

          NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section I.  Authorization.
            -------------

          Each Stockholder hereby represents and warrants to the Company and to each other that (i) such Stockholder has full power and authority to execute, deliver and perform such Stockholder's obligations under this Agreement and (ii) the execution and delivery of this Agreement has been duly and validly authorized, and all necessary action has been taken, to make this Agreement a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Section II.  Certain Covenants of the Company.
             --------------------------------

          When it is first legally required to do so, the Company will register the Company Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will keep such registration effective and will timely file such information, documents and reports as the Securities and Exchange Commission (the "Commission") may require or prescribe under Section 13 of the Exchange Act, including the rules of the Commission promulgated thereunder. From and after the effective date of any registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), the Company will timely file such information, documents and reports as the Commission may require under Section 13 or 15(d) (whichever is applicable) of the Exchange Act, including the rules of the Commission promulgated thereunder. Immediately upon becoming subject to the reporting requirements of either
Section 13 or 15(d) of the Exchange Act, the Company will forthwith upon request furnish any Stockholder (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company filed by the Company with the Commission, and
(iii) such other reports
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and documents filed by the Company with the Commission as such Stockholder may reasonably request. The Company acknowledges and agrees that the purposes of the requirements contained in this Section II are to enable any such Stockholder to comply with the current public information requirements contained in Commission Rule 144 and Rule 144A under the Act should such Stockholder ever wish to dispose of any Company Stock without registration under the Act in reliance upon Rule 144 or Rule 144A (or any other similar exemptive provision). In addition, the Company will take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 and Rule 144A under the Act (or any similar exemptive provision hereafter in effect).

Section III.  Rights of First Refusal.
              -----------------------

          A. Before any shares of Company Stock, or any beneficial interest therein, may be sold, transferred or assigned (including transfer by operation of law or sale in the event of a foreclosure) or pledged, hypothecated or encumbered by any of the Stockholders (a "Selling Stockholder") (except to a bank or other lending institution to secure loans extended by such bank or other lending institution for any purpose, which bank or other lending institution, prior to such pledge, hypothecation or encumbrance, agrees in writing to be bound by the provisions of this Agreement and delivers written notice of such agreement to the Company), except as otherwise provided herein, such shares shall first be offered to the Company and other Stockholders owning the same class or series of Company Stock (the "Applicable Class Stockholders") in the manner set forth below. Any purported transfer in violation of the provisions of this Section III shall be void and ineffective, and shall not operate to transfer any interest in or title to the shares of Company Stock to the purported transferee.

          B. The Selling Stockholder shall deliver a notice (the "Notice") to the Company stating (i) his bona fide intention to sell or transfer such shares,
(ii) the number of shares proposed to be sold or transferred (the "Noticed Shares"), (iii) the price for which it is proposed to sell or transfer the Noticed Shares (in the case of a transfer not involving a sale, such price shall be deemed to be fair market value of the Noticed Shares as determined pursuant to Section III.D hereof) and the terms of payment of that price and other terms and conditions of sale, and (iv) the name and address of the proposed purchaser or transferee. A Selling Stockholder shall not effect, or attempt to effect, any sale or other transfer for value of the Company Stock other than for money or an obligation to pay money.

          C. For a period of thirty (30) days after receipt of the Notice, the Company (or its assignee or assignees other than BABF City Corp. ("BABF") or an Affiliate (as defined in Section IV.E) thereof (any such assignee being called a "Permitted Assignee")) shall have the option, but not the obligation, to purchase all, but not less than all, of the Noticed Shares. If the Company (including its Permitted Assignee or Permitted Assignees) elects not to purchase all the Noticed Shares, it shall give written notice within the thirty (30) day period following receipt of the Notice, and, for a period of twenty (20) days after receipt of the aforementioned notice from the Company, the other Applicable Class Stockholders have the option, but not the obligation to purchase all but not less than all of the Noticed Shares (which purchase shall be, unless otherwise agreed upon by the Applicable Class Stockholders, pro rata
                                                                       --------
in proportion to the number of shares of such class or series held by each Applicable Class Stockholder that elects to purchase the Noticed Shares) on the same terms and conditions as set forth in the Notice. The price per share

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of the Noticed Shares purchased pursuant to this Section III.C shall be, in the case of a sale, the price per share as set forth in the Notice and, in the case of a transfer not involving a sale, the fair market value of such shares determined pursuant to Section III.D hereof, and the purchase shall be in all other material respects on the same terms and subject to the same conditions as those set forth in the Notice.

          D. In the case of a transfer of shares of Company Stock not involving a sale, the fair market value of the shares shall be determined in good faith by the Company's Board of Directors, which determination will be final and binding upon all parties and persons claiming under or through them. Anything in this
Section III.D to the contrary notwithstanding, if a Selling Stockholder is not satisfied with the determination of fair market value, such Stockholder may elect not to proceed with the proposed transfer of shares of Company Stock not involving a sale and retain such shares under this Agreement.

          E. If the Company (including its Permitted Assignee or Permitted Assignees) or the other Applicable Class Stockholders, as applicable, do not elect to purchase all of the shares of Company Stock to which the Notice refers as provided in Section III.B hereof, then none of such shares shall be purchased (unless the Selling Stockholder elects otherwise), and the Selling Stockholder may sell or transfer all (but not less than all) of such shares (less any shares which it has elected to sell pursuant to the election permitted in the first parenthetical of this section III.E) to the purchaser or transferee named in the Notice at, in the case of a sale, the price specified in the Notice or at a higher price, provided that such sale or transfer is consummated within five (5) months of the date of the Notice to the Company.

          F. Notwithstanding subsections A through E of this Section III, neither the Company nor any Stockholder shall have any rights under this Section
III: (i) in connection with and at any time subsequent to the closing of an underwritten public offering of Company Common Stock pursuant to a registration statement declared effective under the Act following which the Company Common Stock is listed on a national securities exchange or The Nasdaq Stock Market; or
(ii) at any time after any transfer of equity securities of the Company in connection with a sale or business combination involving the Company, whether such sale or business combination is effected by merger, consolidation, sale of assets or sale or exchange of stock representing one hundred percent (100%) of the voting power of the Company Stock (in terms of number of votes for the election of directors).

Section IV.  Tag-Along Rights.
             ----------------

          A. If BABF or any of its respective Affiliates (as hereinafter defined) or any assignee or transferee of BABF or any such Affiliate (collectively, the "Selling Group"), at any time or from time to time, enters into an agreement (whether oral or written) to transfer, sell or otherwise dispose of, directly or indirectly (a "Tag-Along Sale"), any shares of the Company Preferred Stock or Company Common Stock or any interest therein, then, in addition to the rights set forth in Section III, each other Stockholder shall have the right, but not the obligation, to participate in such Tag-Along Sale (and to displace the Selling Group to the extent of such participation) by selling up to such Stockholder's pro rata share (in proportion to the number of
                                 --------
shares of such class or series held by each Applicable Class Stockholder) of the number of shares of Company Preferred Stock or Company Common Stock (the "Stockholders' Allotment") equal

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

to the product of (i) the total number of shares of Company Preferred Stock or Company Common Stock proposed to be sold or otherwise disposed of by the Selling Group in the Tag-Along Sale multiplied by (ii) a fraction, the numerator of which shall equal the aggregate number of shares of Company Preferred Stock or Company Common Stock owned by Stockholders who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale and the denominator of which shall equal the sum of: (A) the aggregate number of shares of Company Preferred Stock or Company Common Stock owned by members of the Selling Group who have elected to participate in such Tag-Along Sale immediately prior to Tag-Along Sale; and (B) the aggregate number of shares of such class of Company Preferred Stock or Company Common Stock owned by Stockholders (other than members of the Selling Group) who have elected to participate in such Tag-Along Sale immediately prior to the Tag-Along Sale. Notwithstanding the foregoing references to "Company Common Stock" and "Company Preferred Stock," each other Stockholder shall only have the right to include shares of Company Stock of the same class or classes as that being sold by the Selling Group. If the Selling Group is selling more than one class of stock, the provisions of this Section IV shall apply separately to each such class.

          Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Tag-Along Sale by the Selling Group; provided,
                                                                --------
however, that all selling Stockholders shall share pro rata, based upon the
-------                                            --------
number of shares of each class or series of Company Stock being sold by each (i) in any indemnity liabilities to the purchaser in the Tag-Along Sale (other than representations as to unencumbered ownership of and ability to transfer the shares being sold in the Tag-Along Sale ("Title Representations"), which shall be the sole responsibility of such other seller) and (ii) in any escrow for the purpose of satisfying any such indemnity liabilities. Notwithstanding the prior sentence, if BABF and its Affiliates are collectively selling more than two-thirds of their total Company Preferred Stock or Company Common Stock in the Tag-Along Sale, then the provisos in the second paragraph of Section V.A shall apply to the Tag-Along Sale to limit the obligations of any Stockholder other than BABF and its Affiliates participating in the Tag-Along Sale.

          B. The foregoing notwithstanding, Section IV.A hereof shall not apply to (i) any transfer, sale or other disposition of shares of Company Preferred Stock or Company Common Stock solely among BABF and its Affiliates for a price not in excess of the original purchase price of such shares and (ii) any distribution by BABF to Brentwood Associates Buyout Fund II, L.P., its sole stockholder and (iii) any subsequent distributions by such stockholder to its partners.

          C. The Selling Group members participating in a Tag-Along Sale or a representative of the Selling Group (the "Selling Group Representative," which shall be BABF until the other Stockholders are notified of the name and address of a successor representative) shall promptly provide each Stockholder with written notice (the "Tag-Along Sale Notice") not more than 60 nor less than 20 days prior to the proposed date of the Tag-Along Sale (the "Tag-Along Sale Date"). In order to facilitate the prompt delivery of the Tag-Along Sale Notices, the Company hereby covenants to provide the Selling Group members participating in a Tag-Along Sale or the Selling Group Representative, as the case may be, access to the stock record books of the Company. Each Tag-Along Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Company Preferred Stock or

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Company Common Stock in the Tag-Along Sale; (ii) the name and address of each
Selling Group member participating in the Tag-Along Sale and the number of shares of Company Preferred Stock or Company Common Stock proposed to be transferred or sold by each such Selling Group member; (iii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iv) the aggregate number of shares of Company Preferred Stock or Company Common Stock held of record as of the close of business on the date of the Tag-Along Sale Notice (the "Tag-Along Notice Date") by the Stockholder to whom the notice is sent and the aggregate number of such Stockholder's shares of Company Preferred Stock or Company Common Stock outstanding on the Tag-Along Notice Date; (v) the aggregate number of shares of Company Preferred Stock or Company Common Stock held of record as of the Tag-Along Notice Date by the Selling Group; (vi) the maximum number of shares of Company Preferred Stock or Company Common Stock (the "Stockholder's Allotment") that the Stockholder to whom the notice is sent is entitled to include in the Tag-Along Sale assuming each Stockholder elected to participate in the Tag-Along Sale and elected to sell the maximum number of shares owned by each such Stockholder; (vii) the number of shares of each class of Company Preferred Stock or Company Common Stock constituting the Stockholders' Allotment; (viii) confirmation that the proposed purchaser or transferee has been informed of the "Tag-Along Rights" provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof; (ix) the Tag-Along Sale Date and (x) confirmation that, with respect to the shares of Company Preferred Stock or Company Common Stock to be acquired by the proposed transferee or purchaser, the proposed transferee or purchaser agrees in writing to be bound by, and covenants that each transferee of all such shares shall be bound by, the provisions of this Agreement as if it were a member of the Selling Group.

          Each Stockholder shall provide written notice (or oral notice confirmed in writing) (the "Tag-Along Notice") of such Stockholder's election to participate in the Tag-Along Sale to the member(s) of the Selling Group participating in the Tag-Along Sale, or, at such Stockholder's option, to the Selling Group Representative, no less than 10 days prior to the Tag-Along Sale Date. The Tag-Along Notice shall set forth the number of shares of Company Preferred Stock or Company Common Stock, if any, that such Stockholder desires to include in the Tag-Along Sale (which shall not exceed such Stockholder's Allotment). The Tag-Along Notice shall also specify the aggregate number of additional shares of Company Preferred Stock or Company Common Stock owned of record as of the Tag-Along Notice Date by such Stockholder, if any, which such Stockholder desires also to include in the Tag-Along Sale ("Additional Shares") in the event that all Stockholders do not elect to participate in the Tag-Along Sale or do not elect to sell or dispose of the entire amount of their Stockholder's Allotment. In such event, the Selling Group member(s) participating in the Tag-Along Sale shall apportion the aggregate number of Additional Shares to Stockholders whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such
                                                     --------
Stockholders in accordance with the number of Additional Shares specified by all such Stockholders in their Tag-Along Notices.

          The participating members of the Selling Group shall determine the aggregate number of shares of Company Preferred Stock or Company Common Stock to be sold by each participating Stockholder in any given Tag-Along Sale in accordance with the terms hereof, and the Tag-Along Notices given by the Stockholders shall constitute their binding respective agreements to sell such shares on the terms and conditions applicable to such sale (including the requirements of this Section IV). If the proposed transferee or purchaser does not purchase all of such shares on the same terms and conditions applicable to the members of the Selling Group (except as otherwise provided herein) then none shall be purchased.

          If a Tag-Along Notice from a Stockholder is not received by the members of the Selling Group participating in the Tag-Along Sale or by the Selling Group Representative, as the case may be, within the 10-day period specified above, the Selling Group members shall have the right to sell or otherwise transfer the number of shares of Company Preferred Stock or Company Common Stock specified in the Tag-Along Sale Notice to the proposed purchaser or transferee without any participation by such Stockholder, but only on the terms and conditions stated in such Tag-Along Sale Notice and only if such sale occurs on a date within five business days of the Tag-Along Sale Date.

          D. The provisions of this Section IV shall apply regardless of the form of consideration received in the Tag-Along Sale.

          E. "Affiliate" of a specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in instruction 2 of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) and (ii) trusts whose trustee and beneficiaries include only such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. An Affiliate of BABF shall also include any general partner of the sole stockholder BABF and any principal, director, executive officer, member, manager, partner or beneficial owner of more than 10% of the equity interest of any such general partner of BABF.

          F. The provisions of this Section IV shall terminate on the earlier to occur of (i) in connection with and at any time subsequent to the closing of an underwritten public offering of Company Common Stock pursuant to a registration statement declared effective under the Act following which the Company Common Stock is listed on a national securities exchange or The Nasdaq Stock Market; or (ii) at any time after any transfer of equity securities of the Company in connection with a sale or business combination involving the Company, whether such sale or business combination is effected by merger, consolidation, sale of assets or sale or exchange of stock representing one hundred percent (100%) of the voting power of the Company Stock (in terms of number of votes for the election of directors).

Section V.  Drag-Along Rights.
            -----------------

          A. In the event the Selling Group determines to accept an offer from an unaffiliated third person (other than any Affiliate of a member of the Selling Group) to acquire 100% of the outstanding shares of Company Stock, then, subject to Section V.C below, at the option of the Selling Group, each of the other Stockholders shall sell, and shall cause any Affiliate of such Stockholder to sell, all shares of Company Stock held by such Stockholder or such Affiliate pursuant to such offer to purchase (the "Drag-Along Sale"). All holders of Company Stock (i) shall receive in such Drag-Along Sale the same consideration per share of each class of Company Stock, shall be subject to the same terms and conditions of sale and shall otherwise be treated equally or, where appropriate, pro rata based upon
                                                          --------
the number of shares of such class of Company Stock held by each Stockholder, and (ii) shall execute such documents and take such actions, including the voting of shares or the acting by written consent, as may be reasonably required by the Selling Group Representative in order to effect the Drag-Along Sale.

          Any such sale by any Stockholder shall be on the same terms and conditions as the proposed Drag-Along Sale by the Selling Group; provided,
                                                                 --------
however, that all selling Stockholders shall share pro rata, based upon the
-------                                            --------
number of shares of each class of Company Stock being sold by each, in any escrow or holdback (which shall be limited to 20% of the cash consideration received by all Stockholders with respect to the shares of Company Preferred Stock and Company Common Stock) established for satisfying indemnity liabilities to the purchaser in the Drag-Along Sale (other than Title Representations, which shall be the sole responsibility of each seller); provided, further that each
                                                  --------  -------
Stockholder's sharing obligation hereunder with respect to such indemnity or other liabilities shall be limited to such escrow or holdback except for the Title Representations. In no circumstance whatsoever hereunder shall any recourse be had to such Stockholder, whether by levy or execution, or under any law, or by the enforcement of any assessment or penalty or otherwise, it being understood that the sole recourse for enforcing such Stockholder's obligation shall be to such escrow or holdback, except for the Title Representations. Any amount returned to selling Stockholders from such escrow or holdback shall be returned pro rata in proportion to the number of shares of Common Stock held by
         --------
them.

          The consideration for such Drag-Along Sale may be in any form; provided, however, that such consideration must include cash (exclusive of cash
--------  -------
deposited in escrow or holdback) in an amount sufficient to allow each participant in the Drag-Along Sale to pay its federal and state taxes on the transaction at assumed rates equal to the highest applicable federal and state rates.

          B. The Selling Group members participating in a Drag-Along Sale or the Selling Group Representative shall promptly provide each Stockholder with written notice (the "Sale Notice") not more than 60 nor less than 20 days prior to the date of the Drag-Along Sale (the "Drag-Along Sale Date"). Each Sale Notice shall set forth: (i) the name and address of each proposed transferee or purchaser of shares of Company Stock in the Drag-Along Sale; (ii) the proposed amount and form of consideration to be paid for such shares and the terms and conditions of payment offered by each proposed transferee or purchaser, (iii) confirmation that the proposed purchaser or transferee has been informed of the "Drag-Along Rights" provided for herein and has agreed to purchase shares of Company Stock in accordance with the terms hereof; and (iv) the Drag-Along Sale Date.

          C. The provisions of this Section V shall apply regardless of the form of consideration received in the Drag-Along Sale, and if any non-cash consideration is proposed in the Drag-Along Sale to each member of the Selling Group, each Stockholder shall accept such

Stockholder's pro rata share of such non-cash consideration for Company Stock
              --- ----
based upon such Stockholder's proportional ownership of shares of each class of Company Stock. The provisions of this Section V shall also apply to any exchange of Company Preferred Stock for, or reclassification of Company Preferred Stock into Company Common Stock, as if such transaction were a sale subject to this
Section V.

          D. The provisions of this Section V shall terminate on the earlier to occur of (i) in connection with and at any time subsequent to the closing of an underwritten public offering of Company Common Stock pursuant to a registration statement declared effective under the Act following which the Company Common Stock is listed on a national securities exchange or The Nasdaq Stock Market; or
(ii) at any time after any transfer of equity securities of the Company in connection with a sale or business combination involving the Company, whether such sale or business combination is effected by merger, consolidation, sale of assets or sale or exchange of stock representing one hundred percent (100%) of the voting power of the Company Stock (in terms of number of votes for the election of directors).

Section VI.  Registration Rights.
             -------------------

          Each of the Stockholders shall have the registration rights ("Registration Rights") set forth in Exhibit A hereto, which Exhibit A is hereby incorporated herein as if set forth in full in this Agreement.

Section VII.  Exempt Transfers.
              ----------------

          The provisions of Section III shall not apply to a transfer by a Stockholder, either during such Stockholder's lifetime or on death by will or intestacy, to (i) the Company or any subsidiary thereof: (ii) such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces, (iii) any custodian, guardian, or trustee for the account or benefit of such Stockholder or such Stockholder's ancestors, descendants, spouse, brothers, sisters, nephews or nieces; (iv) any organization which is exempt from federal income taxation under the provisions of Section 501(c)(3) of the Internal Revenue Code; provided, however, that the aggregate number of shares of Company Stock
--------  -------
transferred by such Stockholder pursuant to the provisions of this clause (iv) shall not exceed 10% of the shares of Company Stock owned by such Stockholder as of the date of this Agreement; (v) a trustee or custodian of a trust described in Section 401(a) or (h) of the Internal Revenue Code, or an Individual Retirement Account or custodial account within the meaning of Section 408(a) or
(h) of the Internal Revenue Code, for the benefit of such Stockholder; or (vi) in the case of a Stockholder which is an entity, to person(s) or entity(s) controlling, controlled by or under common control with such Stockholder and, if such transfer was to a controlling Stockholder or Stockholders, any further transfer by any such Stockholder to an entity controlled by it (and for purposes of this clause (vi) only, "control" and correlative terms mean ownership, directly or indirectly, of at least 66 2/3% of the voting securities of the applicable entity)or, in the case of a partnership, to another partnership with the same general partner or under common control with the general partner of the transferor partnership, so long as the transferee partnership was not formed for the purpose of acquiring or holding the transferred securities); provided,
                                                                 --------
however, that the transferee pursuant to clause (ii), (iii), (iv), (v) or (vi)
-------
shall receive and hold such shares subject to the provisions of this Agreement and there shall be no further transfer of such shares except in accordance herewith; and provided further, that the
              -------- -------
transferee shall acknowledge and agree, in a writing satisfactory to the Company, to be bound by the terms of this Agreement and shall execute and deliver to the Company a letter to such effect.

Section VIII.  Restriction on Public Sale.
               --------------------------

          Anything to the contrary herein notwithstanding, in the event that the Company files a registration statement with respect to an underwritten public offering under the Act in which any class of the Company's equity securities is offered, no Stockholder shall effect any public sale or distribution (except pursuant to said registration statement) of any of the shares of Company Stock (which shares, for the purposes of this Section VIII, shall include any and all voting securities received by such Stockholder as a stock dividend, stock split or other recapitalization or similar distribution on or in respect of the shares of Company Stock) or any of the Company's other equity securities, or of any securities convertible into or exchangeable for such securities, during the period beginning ten (10) days before the filing of such registration statement with the Commission and ending on the later of ninety (90) days after such registration statement has become effective or ten (10) days after it has been withdrawn. After the completion of two (2) underwritten public offerings of the Company's equity securities, this Section VIII shall cease to apply to any Stockholder who, at the time of any subsequent registration, is not an officer, director or stockholder required to be named by the Company in a registration statement on Form S-1 promulgated by the Commission.

Section IX.  Register of Securities; Removal of Restrictions on Transfer;
             ------------------------------------------------------------
             Legends; Board of Directors.
             ---------------------------

          A.  Register of Securities.  The Company or its duly appointed agent
              ----------------------
shall maintain separate registers for the shares of Preferred Stock and the shares of Common Stock, in which it shall register the issue and sale of all such respective shares. The Company may issue stop transfer instructions to such agent and make similar notations in such register to ensure that all transfers of such securities are made in accordance with the provisions of this Agreement. All transfers of such securities shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such securities as the actual holder thereof until the Company or its agent is required to record a transfer of such securities on its register.

          B.  Removal of Transfer Restrictions.  Any legend endorsed on a
              --------------------------------
certificate evidencing shares of Company Stock and the stop transfer instructions and record notations with respect to such shares shall be removed, and the Company shall issue a certificate without such legend to the holder of such shares in the event that (i) such shares have been sold pursuant to an effective registration statement under the Act, (ii) a notification under Regulation A under the Act is in effect with respect thereto, or (iii) such shares have been sold under Rule 144 or Rule 144A under the Act.

          C.  Legends.  All certificates evidencing the shares of Company Stock
              -------
subject to this Agreement shall bear substantially the following legends:


               (i) "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have been acquired for investment and not with a view to distribution or resale, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement for such shares under the Act or an opinion of counsel satisfactory in form and content to the issuer that such registration is not required under such Act."

               (ii) "The securities represented by this certificate are subject to restrictions on transfer, including, but not limited to, a right of first refusal, tag-along rights, drag-along rights and certain other rights in favor of certain stockholders, all as set forth in a Stockholders' Agreement, as amended from time to time, between the issuer corporation and the registered holder, or its predecessor in interest, a copy of which is on file at the principal office of the issuer corporation and will be furnished upon request to the holder of record of the shares represented by this certificate."

               (iii) Any legend required to be placed thereon by any applicable state securities law.

Section X.  Enforcement.
            -----------

          The parties acknowledge that the remedy at law for any breach or violation of the provisions of this Agreement shall be inadequate and that, in the event of any such breach or violation, the Company and the Stockholders shall be entitled to injunctive relief in addition to any other remedy, at law or in equity, to which any such party may be entitled.

Section XI.  Violation of Transfer Provisions.
             --------------------------------

          The Company shall not be required (i) to transfer on its books any shares of Company Stock which shall have been sold, transferred, assigned or pledged in violation of any of the provisions set forth in this Agreement, or
(ii) to treat as owner of such shares of Company Stock or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred in violation of this Agreement.

Section XII.  Governance; Board of Directors.
              ------------------------------

          A.  Board of Directors.  Larry Clayton ("Clayton"), or in the event of
              ------------------
Clayton's death or disability rendering him incapable of performing his duties as a director, Delton Clayton (together with Clayton, the "Clayton Director") and James T. Stone ("Stone") shall each be entitled to be a member of the Board of Directors (the "Board") as long as (i) in the case of the Clayton Director, Clayton and his Affiliates own in the aggregate at least 45% of the Company Common Stock held by the Stockholders, other than BABF and its Affiliates, on May 29, 1998, and (ii) in the case of Stone, Stone and his Affiliates own in the aggregate at least 45% of the Company Common Stock issued to them on the date on which they first acquire any Company Common Stock. In addition, such number of people designated by BABF (the "Brentwood Directors") as will constitute a majority of the Board shall be entitled to be members of the Board as long as BABF owns at least as many shares of Common Stock as it owns upon its initial execution of this Agreement.

          B.  Elections to Board.  The Stockholders shall take appropriate
              ------------------
actions, including the voting of shares or the acting by written consent, to cause the election of the Clayton Director, Stone and the Brentwood Directors to become effective on the date of this Agreement. The Stockholders shall vote all of the shares owned or held of record by them at all annual and special meetings of the stockholders of the Company called or held for the purpose of filling positions on the Board of Directors, and in each written consent executed in lieu of such a meeting of stockholders, and each party hereto shall take all actions otherwise necessary, to ensure (to the extent within the parties' collective control) the election of the Clayton Director, Stone and the Brentwood Directors to the Board for the applicable periods set forth in Section XII.A.

          C.  Initial Public Offering.  Notwithstanding the foregoing, the
              -----------------------
parties agree to reconsider the composition of the Board as a whole and the desirability of any voting arrangements at the time of an initial public offering of Company Stock; provided, however, that no party will have any
                           --------  -------
liability for failure to reach an agreement as a result of such reconsideration.

Section XIII.  [Intentionally left blank.]

Section XIV.  Affiliate Transactions.
              ----------------------

          "Affiliate Transaction" shall mean (i) any sale, lease, transfer or other disposition by the Company or any of its subsidiaries of any of their respective properties or assets to, (ii) any purchase of property or assets by the Company or any of its subsidiaries from, (iii) any investment by the Company or any of its subsidiaries in, (iv) any agreement by the Company or any of its subsidiaries with or for the benefit of, or (v) any other transaction between the Company or any of its subsidiaries and, an Affiliate of the Company or any subsidiary of the Company. The following Affiliate Transactions are permitted by this Agreement: (i) the Corporate Development and Administrative Services Agreement to be entered into between the Company and Brentwood Private Equity LLC, (ii) the transactions contemplated in the Stock Purchase Agreement, dated May 29, 1998, among BABF, the Company, the Affiliates and Merger Subsidiaries of the Company named therein, and the former shareholders and members of the Company, its Affiliates and its Merger Subsidiaries, including the execution of
(x) a management services agreement with an entity controlled by Larry Clayton and Delton Clayton, (y) this Agreement and the actions contemplated herein, and
(z) leases dated the date of the original Stockholders' Agreement dated as of May 29, 1998, for real property owned by the former shareholders, and (iii) transactions of a similar nature to those described in (i) and (ii) above (including commercial lease agreements) with respect to the proposed transaction by and between the Company and Stone Heavy Duty, Inc. Prior to an initial public offering of Company Common Stock, all other Affiliate Transactions shall be subject to the approval of BABF and the disinterested directors in favor of whose election Clayton voted.

Section XV.  [Intentionally left blank.]

Section XVI.  General Provisions.
              ------------------

          A.  After-Acquired Shares.  All of the provisions of this Agreement
              ---------------------
shall apply to (i) all of the shares of Company Stock now owned or which may be transferred hereafter to, or owned by, any Stockholder and (ii) all securities and instruments (A) received by a Stockholder as a dividend on or other payment made to holders of Company Stock, or (B) issued in connection with a split of Company Stock or as a result of any exchange for or reclassification of Company Stock or a reorganization, recapitalization, consolidation or merger. In addition, any person or entity who does not presently own but subsequently acquires newly-issued shares of Company Stock or securities convertible into or exercisable or exchangeable for Company Stock may become a party to and bound by this Agreement to such extent as the Company and such person or entity may agree.

          B.  Rights and Obligations of Transferees.  If a Stockholder transfers
              -------------------------------------
any or all of its shares of Company Stock to any person, such person and each subsequent transferee shall have the same rights hereunder as are given to the Stockholder, and shall be subject to the same obligations as are imposed upon the Stockholder by the terms hereof (and all references herein to a Stockholder shall include such transferee), unless otherwise provided herein. The Company will not record any transfer of Company Stock that was made in violation of any provision of this Agreement.

          C.  Owner of Stockholder Shares.  The person in whose name shares of
              ---------------------------
Company Stock are registered in the stock books of the Company may be treated as the owner thereof for all purposes, including without limitation, for the giving of notices under this Agreement.

          D.  Notices.  All notices, requests, consents and other communications
              -------
required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:


               (i) if to any Stockholder, addressed to such Stockholder at its address shown on the stock register maintained by the Company, or at such other address as such Stockholder may specify by written notice to the Company, or

               (ii) if to the Company, c/o HDA Parts System, Inc., 520 Lake Cook Road, Deerfield, Illinois 60015, Attention: John Greisch, or to such other address as the Company may specify by written notice to the Stockholders, with a copy to BABF City Corp., c/o Brentwood Associates, 11150 Santa Monica Boulevard, Suite 1200, Los Angeles, CA 90025,
     Attention:  Christopher A. Laurence.+

Each such notice, request, consent or other communication shall be deemed to have been given upon receipt thereof or, if sooner, five (5) days after such has been deposited as described above. The addresses for the purposes of this
Section XIII.D. may be changed by giving written notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the address provided herein shall be deemed to continue in effect for all purposes hereunder.

          E.  Choice of Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware. Each of the parties to this Agreement hereby irrevocably and unconditionally (i) agrees to be subject to, and hereby consents and submits to, the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, (ii) to the extent such party is not otherwise subject to service of process in the State of Delaware, hereby appoints The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, as such party's agent in the State of Delaware for acceptance of legal process and (iii) agrees that service made on such agent shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

          F.  Severability.  The parties hereto agree that the terms and
              ------------
provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

          G.  Parties in Interest.  All the terms and provisions of this
              -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

          H.  Modification, Amendment and Waiver.  Except as expressly provided
              ----------------------------------
below, this Agreement may be modified, amended or waived by holders of a majority of the Company Stock. Modifications or amendments which make only clarifying changes may be made by the Company acting alone. Each Stockholder will receive prompt notice of any amendment to the Agreement for which the Stockholder has not already consented in writing. Modifications or amendments that materially increase any Stockholder's obligations hereunder or deprive any Stockholder of the realization in all material respects of any material benefit granted herein or any benefit granted herein to such Stockholder by name or grant a benefit to any Stockholder by name or are not applicable pro rata to all
                                                                 --- ----
Stockholders shall not be effective against any adversely affected Stockholder without such Stockholder's written consent. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

          I.  Integration.  This Agreement, together with Exhibit A hereto
              -----------
constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and negotiations with respect thereto.

          J.  Headings.  The headings of the sections and paragraphs of this
              --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          K.  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                         CITY TRUCK HOLDINGS, INC.


                         By: /s/ John J. Greisch
                            -------------------------------------------
                            John J. Greisch
                            President and Chief Executive Officer


                         BABF CITY CORP.


                         By: /s/ Christopher A. Laurence
                            -------------------------------------------
                            CHRISTOPHER A. LAURENCE
                            PRESIDENT


                         THE DELTON LANE CLAYTON TRUST
                         DATED NOVEMBER 1, 1990


                         By: /s/ Neil Bailey
                            -------------------------------------------
                            NEIL BAILEY AS TRUSTEE


                         THE DIEDRA ELAINE CLAYTON TRUST
                         DATED NOVEMBER 1, 1990


                         By: /s/ Neil Bailey
                            -------------------------------------------
                            NEIL BAILEY AS TRUSTEE


                         THE WILLIAM LARRY CLAYTON GRANDCHILDREN'S TRUST DATED APRIL 30, 1997


                         By: /s/ Neil Bailey
                            -------------------------------------------
                            NEIL BAILEY AS TRUSTEE


                               /s/ William L. Clayton
                            -------------------------------------------
                               WILLIAM L. CLAYTON

                               /s/ Charles Roy Johnson
                            -------------------------------------------
                              CHARLES ROY JOHNSON


                              /s/ James T. Stone
                            -------------------------------------------
                                 JAMES T. STONE


                              /s/ Fred A. Stone, Jr.
                            -------------------------------------------
                               FRED A. STONE, JR.


                            DLJ FUND INVESTMENT PARTNERS II, L.P.

                            By:  DLJ LBO Funds Management Corporation
                                    general partner


                            By: /s/ Ivy Dodes
                               ----------------------------------------
                               Name:  IVY DODES
                               Title: Vice President


                            BANKAMERICA INVESTMENT CORPORATION


                            By:  Dennis P. McCray
                               ----------------------------------------
                               Name:
                               Title:


                            MIG PARTNERS VII


                            By:  Dennis P. McCray
                               ----------------------------------------
                               Name:
                               Title:


                            THE 311 FUND, LLC


                            By: /s/ Robert C. Byczek
                               ----------------------------------------
                               Name: Robert C. Byczek
                               Title: Managing Director

                              /s/ A. Keith McLemore
                            -------------------------------------------
                               A. KEITH MCLEMORE

                              /s/ John J. Greisch
                            -------------------------------------------
                                JOHN J. GREISCH


                              /s/ John P. Miller
                            -------------------------------------------
                                 JOHN P. MILLER

                                   Exhibit A

                              REGISTRATION RIGHTS

          Section 1.  Definitions.  Terms defined in the foregoing Stockholders'
                      -----------
Agreement (the "Agreement") are used as therein defined unless otherwise defined in this Exhibit A. In addition, the following terms shall have the meanings indicated:

          "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          Section 2.  Rights of Stockholder.  If at any time the Company
                      ---------------------
proposes to register (other than a registration (i) on Form S-8 or any successor form thereto or (ii) of securities for the purpose of consummating any acquisition by the Company including a registration on Form S-4 or any successor form thereto) any public offering of shares of its common stock under the Securities Act, the Company will give written notice to each Stockholder of its intention so to do at least twenty (20) days prior to the filing of the registration statement.

          A.  In the event of an underwritten public offering:

          (1) If the representative of the underwriters participating in the sale and distribution of the Company's securities covered by said registration statement agrees that a number of shares of outstanding Company Common Stock in addition to those shares to be registered on behalf of the Company (the "Permissible Secondary Shares") may be included in the offering covered by the registration statement, the Company's notice shall afford each Stockholder an opportunity to elect to include in such filing all or any part of the shares of the Company Common Stock then owned by Stockholder. Stockholder shall have fifteen (15) days after receipt of the Company' notice to notify the Company in writing of the number of shares of the Company Common Stock (the "Elected Shares") which Stockholder elects to include in the offering. The Elected Shares shall be included in the offering to the extent permitted by the representative of the underwriters described above. If the aggregate number of Elected Shares that Stockholder and any other holders of securities of the Company possessing registration rights desire to include in such filing exceeds the number of Permissible Secondary Shares, then Stockholder shall, subject to any priority available to other holders of securities, be entitled to include that number of shares of Company Common Stock that bears the same ratio to the number of Permissible Secondary Shares as the number of Elected Shares of the Company Common Stock that Stockholder desires to include bears to the number of Elected Shares that all eligible holders of securities desire to include. Such representative may increase or decrease the number of Permissible Secondary Shares at any time until all shares of the Company Common Stock included in such registration shall have been sold by such underwriters.

          (2) The inclusion in such filing of shares of Company Common Stock shall be upon the condition that Stockholder sell his shares of Company Common Stock to the underwriters on the same terms and conditions as the Company and other selling holders.

          (3) The Company shall afford Stockholder the right to participate in each underwritten registration of Company Common Stock.

          B.  In the event of a public offering which is not underwritten:

          (1) Stockholder shall have fifteen (15) days after receipt of the Company's notice to notify the Company in writing of the number of shares of Company Common Stock that are owned by him which Stockholder elects to include in the offering.

          (2) The Company will furnish to Stockholder so many copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Stockholder may reasonably request.

          (3) The Company will use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Stockholder shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable Stockholder to consummate the disposition in such jurisdictions of the shares of Company Common Stock covered by the registration statement; provided,
                                                                      --------
however, that the Company shall not be obligated, by reason thereof, to qualify
-------
as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.

          (4) The Company shall notify Stockholder when the registration statement covering the offering of the shares of Company Common Stock to be registered has been filed with the Commission under the Securities Act and when it has been made effective by order of the Commission.

          Section 3.  Obligations of Stockholder.  To include any shares of
                      --------------------------
Company Common Stock in any registration, Stockholder shall:

          (1) Cooperate with the Company in preparing each such registration and execute all such agreements as any representative of the underwriters may deem reasonably necessary in favor of the underwriters;

          (2) Promptly supply the Company with all information, documents, representations and agreements as the underwriters or the Company may deem reasonably necessary in connection with such registration; and

          (3) In the case of an underwritten public offering, agree in writing not to sell or transfer any shares of the Company Stock not included in such registration during the period beginning ten (10) days prior to the filing and ending up to one hundred eighty (180) days after the effective date of such registration (or such shorter "lock-up" required by the underwriters of the Company's officers and directors generally) without the underwriters' or the Company's consent.

          Section 4.  Completion of Offering Not Required.  Anything herein to
                      -----------------------------------
the contrary notwithstanding, the Company shall have no obligation to Stockholder if the Board of Directors of the Company determines, for any reason, not to complete any proposed public offering of its securities.

          Section 5.  Registration Expenses.  The costs and expenses (other than
                      ---------------------
underwriting discount or commission and other than fees and disbursements of counsel for any Stockholder) of all registrations and qualifications under the Securities Act, and of all other actions that the Company is required to take or effect pursuant to this Exhibit A, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for the Company).

          Section 6.  Indemnification by the Company.  In the event of any
                      ------------------------------
registration under the Securities Act of any offering including shares of Company Common Stock, the Company hereby agrees to indemnify and hold harmless Stockholder and each other person, if any, who controls Stockholder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Stockholder or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which shares of Company Common Stock were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any failure or alleged failure of the Company to comply with any applicable statute, rule or regulation in connection with the registration statement or the offering, and will reimburse Stockholder for any legal or other expenses reasonably incurred by Stockholder in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conforming with written information furnished by Stockholder in his capacity as such specifically for use in the preparation thereof.

          Section 7.  Indemnification by Stockholder.  In the event of any
                      ------------------------------
registration under the Securities Act of any offering including shares of Company Common Stock, Stockholder hereby agrees to indemnify and hold harmless the Company, and each other person, if any, who controls the Company within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Company Common Stock against any losses, claims, damages or liabilities, joint or several, to which the Company, such controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which an offering of such Company Common Stock was registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Company or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided that
                                                                 --------
Stockholder will be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by Stockholder in his capacity as such specifically for use in the preparation thereof; and provided that no Stockholder shall be liable under this Section for any amount in excess of the total price at which the shares of such Stockholder were sold to the public, net of underwriting discounts and commissions.

          Section 8.  Procedure for Indemnification.  Promptly after receipt by
                      -----------------------------
any party entitled to indemnification under Section 6 or 7 (the "Indemnified Party") of notice of the commencement of any proceeding (including any governmental investigation) in respect of which indemnity may be sought pursuant thereto, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure to
                                          --------  -------
so notify the indemnifying party will not relieve the indemnifying party from any liability under this Agreement except to the extent that such failure or delay materially prejudices the indemnifying party with respect to the defense of such claims. The indemnifying party shall assume the defense thereof, jointly with any other indemnifying party similarly notified, with counsel selected by such indemnifying party, that is reasonably satisfactory to the Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel and to participate in such proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the indemnifying party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the indemnifying party and representation of both parties by the same counsel would, in the opinion of counsel to the Indemnified Party, be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred (but not more frequently than monthly). In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The indemnifying party shall be entitled to settle any such action (in which event the Indemnified Party shall take all action reasonably necessary to effect such settlement) except that the Indemnifying Party may not settle any such action, without the consent of the Indemnified Party, if the terms of such settlement include any express or implied admission of culpability by the Indemnified Party. The indemnifying party shall give the Indemnified Party not less than twenty (20) days prior written notice of any proposed settlement, together with true and correct copies of any proposed agreements relating thereto.

          Section 9.  Contribution.  If the indemnification provided for herein
                      ------------
is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities, as between the Company on the one hand and each Stockholder participating in a registration on the other, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company and each such participating Stockholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each such participating Stockholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no participating Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the shares of such Stockholder were sold to the public, net of underwriting discounts and commissions, exceeds the amount of any damages which such Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty or such fraudulent misrepresentation. Each participating Stockholder's obligation to contribute pursuant to this Section 9 is several and not joint and is in the proportion that the proceeds of the offering received by such Stockholder bears to the total proceeds of the offering received by all such Stockholders.

          Section 10.  Expiration of Rights.  Notwithstanding anything herein to
                       --------------------
the contrary, no Stockholder shall have any rights to include any shares in a registration statement which (i) have already been sold pursuant to a registration statement or pursuant to Rule 144 under the Securities Act or (ii) may be sold pursuant to Rule 144(k) under the Securities Act, if the Company has advised the Stockholder that it is willing to instruct the transfer agent for the shares to remove any restrictive legend or legends necessary in connection with such sale.